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                                    UNITED STATES
                          SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.  20549

                                   ---------------------

                                       Form 8-K

                                    CURRENT REPORT

                          Pursuant to Section 13 or 15(d) of
                         the Securities Exchange Act of 1934

                                   ---------------------


         Date of Report (Date of earliest event reported):  January 14, 1998


                                   IMC Global Inc.
                (Exact name of registrant as specified in its charter)


           Delaware                      1-9759              36-3492467
 (State or other jurisdiction         (Commission           (IRS Employer
       of incorporation)              File Number)        Identification No.)



          2100 Sanders Road
         Northbrook, Illinois                                     60062
(Address of principal executive offices)                        (Zip code)

                                    (847) 272-9200
                (Registrant's telephone number, including area code:)


                                    Not Applicable
                           (Former name or former address,
                            if changed since last report.)


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ITEM 5.  OTHER EVENTS.

     The purpose of this Current Report on Form 8-K is to incorporate by reference into the Registration Statements on Form S-3 (Nos. 333-27287 and 333-41713) of IMC Global Inc. the documents filed as exhibits hereto.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c)  EXHIBITS

          Exhibit 12.1   Computation of Ratio of Earnings to Fixed Charges.

          Exhibit 23.1   Consent of Independent Public Accountants.

          Exhibit 23.2   Consent of Independent Auditors.

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                                      SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   IMC GLOBAL INC.


                                   By: /s/ Marschall I. Smith
                                       --------------------------------
                                       Name:  Marschall I. Smith
                                       Title: Senior Vice President
                                              and General Counsel


Date:  January 15, 1998


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                                  INDEX TO EXHIBITS


Exhibit No.         Description
-----------         ---------------------------------------------------------
12.1                Computation of Ratio of Earnings to Fixed Charges.

23.1                Consent of Independent Public Accountants.

23.2                Consent of Independent Public Auditors.